UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2009

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In a press release dated September 2, 2009, Porter Bancorp, Inc. announced that Maria L. Bouvette, its President and Chief Executive Officer, will make a presentation at the Rodman and Renshaw Annual Global Investment Conference at the New York Palace Hotel in New York City at 12:05 p.m. Eastern time on Wednesday, September 9, 2009.

A copy of the press release, presentation materials and proforma financial information reconciliation table are attached hereto as, respectively, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on September 2, 2009
99.2	Presentation Materials for Rodman and Renshaw Annual Global Investment Conference
99.3	Proforma Financial Information Reconciliation Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 2, 2009	Porter Bancorp, Inc.

		By:	/s/ David B. Pierce
David B. Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 2, 2009
99.2	Presentation Materials for Rodman and Renshaw Annual Global Investment Conference
99.3	Proforma Financial Information Reconciliation Table